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                                EXHIBIT 10.(x)
              Agreement with Georgia Pacific dated April 29, 1997


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                                   AGREEMENT

This agreement is made on the 29th day of April, 1997.

BETWEEN: AVANI INTERNATIONAL GROUP INC., a Nevada corporation with it registered office at One East First Street, Reno, Nevada 89501, USA (hereinafter called "Avani"

AND: GEORGIA PACIFIC COMPANY, having it business at 8F-1, 110 Hon Ko Street, Taipei, Taiwan (hereinafter called "GP")

WHEREAS GP has an existing network of professional proficient in marketing state of the art product primarily in the Pacific Rim countries, and worldwide as well.

WHERESAS Avani desires to enlist the assistance of GP in marketing its products worldwide , especially in the growth regions of the Pacific Rim.

NOW THEREFORE this Agreement witnesses that in consideration of the premises hereto and covenants and agreements contained, the parties hereinto covenant and agree to each other as follows:

SECTION 1 - RESPONSIBILITIES OF GP

1.00 GP will use its resources to assist Avani in getting the necessary contacts for the establishment of export opportunities, and licensees for its technology throughout the world, but especially in the countries of the Pacific Rim.

1.02 All export contacts and licensee leads received through the efforts of GP, will be re-directed to Avani for processing.

1.04. GP will assist in interviewing the prospective joint venture or licensee parties from Pacific Rim countries.


SECTION 2 - RESPONSIBILITIES OF AVANI

2.00 Utilize its corporate infrastructure as much as possible in assisting GP in its search for potential joint venture and licensee parties for Avani.

2.01 Effective May 1, 1997, pay GP US$12,000 a month for services.

SECTION 3 - DURATION OF AGREEMENT

3.00 The effective date of this Agreement is May 1, 1997.

3.01 This Agreement will continue till December 31, 1997. Thereafter, this Agreement will be renegotiated between the parties.



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SECTION 4 - ENTIRE AGREEMENT

4.00 This Agreement constitutes the sole agreement between the parties. All negotiations, representations and oral statements are hereby merged herein.

This Agreement is entered into by and between the parties on this 29th day of April, 1997.

GEORGIA PACIFIC COMPANY            AVANI INTERNATIONAL GROUP INC.

Per:                               Per:
/s/___________________             /s/__________________________